EXHIBIT 10.26

General Electric Capital Business	EXECUTION COPY
Asset Funding Corporation
Loan No.: 050-0010706-001

ENVIRONMENTAL INDEMNITY AGREEMENT
REGARDING HAZARDOUS SUBSTANCES

(1041-1043 Cannons Court, Woodbridge, Prince William County, Virginia)

THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this “Agreement”) is made and entered into as of December 4, 2002, by REMODELERS, CREDIT CORPORATION, a Delaware corporation (“Borrower”), and U.S. HOME SYSTEMS, INC., a Delaware corporation (“Guarantor”, Guarantor and Borrower being referred to herein, collectively, as “Indemnitor”), to and for the benefit of GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION, a Delaware corporation, and its successors, assigns, and affiliates (“Lender”).

RECITALS:

A.    Contemporaneously herewith Lender has made a loan (the “Loan”) to Borrower in the principal amount of $ 2,125,000.00, which Loan is evidenced by a Promissory Note (“Note”) of even date herewith executed by Borrower in favor of Lender and is secured by, among other things, that certain Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing (the “Security Instrument”) of even date herewith executed by Borrower, encumbering certain real property and improvements located in the City of Woodbridge, County of Prince William, State of Prince William, commonly known as 1041-1043 Cannons Court, and more particularly described in Exhibit A attached hereto and made a part hereof (the “Real Property”).

B.    As a result of Lender’s making the Loan to Borrower, Lender may incur or suffer certain liabilities, costs and/or expenses in connection with the Real Property relating to Hazardous Substances (as hereinafter defined) including, but not limited to, as the owner of the Real Property subsequent to a foreclosure sale or deed taken in lieu thereof. Lender has therefore required the execution and delivery of this Agreement as a condition precedent to Lender’s making of the Loan to Borrower in order to protect Lender from any such liabilities, costs and/or expenses, and Lender would not be willing to make the Loan to Borrower in the absence of the execution and delivery by Indemnitor of this Agreement.

NOW, THEREFORE, Indemnitor, in consideration of the foregoing and as an inducement to Lender to make the Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby covenants and, agrees to and for the benefit of Lender as follows:

Section 1.    Lender has obtained, and Indemnitor has reviewed, a Phase I Environmental Site Assessment (“Phase I”) dated November 6, 2002, prepared by Secor International, Inc. (the “Report”). Except as disclosed to Lender in the Report, Indemnitor has no knowledge of (a) the presence of any Hazardous Substances (as defined below) on the Real

Property, or (b) any spill, release, discharge or disposal of Hazardous Substances that has occurred or is currently occurring on or onto the Real Property or any Other Property (as defined: below).

Section 2.    Indemnitor has no knowledge of any failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport, disposal, discharge, release or presence of any Hazardous Substances on or with respect to the Real Property, including, without limitation the Applicable Laws (as defined below).

Section 3.    Indemnitor has not released or waived and will not release or waive the liability of any previous owner, lessee ‘ or operator of the Real Property or any party who may be potentially responsible for the presence, release, discharge, disposal or removal of Hazardous Substances on or from the Real Property. Indemnitor has made no promises of indemnification regarding Hazardous Substances to any party other than Lender.

Section 4.    Indemnitor shall notify Lender immediately if Indemnitor becomes aware of (a) the presence of any Hazardous Substances on the Property or any other environmental problem or liability with respect to the Real Property, or (b) any lien, action or notice relating to Indemnitor and/or the Real Property resulting from violation of any of the Applicable Laws. In such event, at no cost to Lender, Indemnitor will (i) promptly order and deliver to Lender, upon the request of Lender, an environmental audit or survey from an expert satisfactory to Lender with respect to the Real Property and (ii) proceed in a timely manner to take all actions which are necessary or desirable to clean up any Hazardous Substances affecting the Real Property and to comply with the recommendations of any environmental audit or survey, including removal, containment or any other remedial action required by applicable governmental authorities or by any of the Applicable Laws. Following the completion of any such actions, Indemnitor shall proceed in a timely manner to restore the Real Property to its former state of productive use.

Section 5.    Indemnitor shall indemnify and hold Lender harmless from and against any and all claims, demands, damages, losses, liens, liabilities, penalties, fines, lawsuits and other proceedings and costs and expenses (including attorneys’ fees and disbursements), which accrue to or are made against or are incurred by Lender at any time (whether prior to or on or after transfer of the Real Property pursuant to foreclosure or by deed in lieu thereof), and which arise directly or indirectly from or out of, or are in any way connected with: (a) the inaccuracy of the certifications contained herein, (b) any activities on the Real Property which directly or indirectly result in the Real Property or any Other Property becoming contaminated with Hazardous Substances (other than activities which first occur after the foreclosure of the Security Instrument or the acceptance by Lender of a deed in lieu thereof), (c) the discovery and/or the clean up of Hazardous Substances from the Real Property or any Other Property as a result of activities occurring prior to the foreclosure of the Security Instrument or the acceptance by Lender of a deed in lieu thereof, or (d) any violation of any of the Applicable Laws with respect to the Real Property as a result of activities occurring prior to the foreclosure of the Security Instrument or the acceptance by Lender of a deed in lieu thereof). Indemnitor acknowledges that it will be solely responsible for all costs and expenses relating to the cleanup of Hazardous Substances from the Real Property or from any Other Property as between Indemnitor and Lender, and that the indemnity in this Paragraph 5 shall cover all such costs and expenses.

Section 6.    Indemnitor’s obligations under this Agreement are unconditional and irrevocable and shall not be subject to and shall be exempt from any nonrecourse or other limitations of liability provided for in any other document relating to the Loan (“Loan Documents”). The representations, warranties and covenants of Indemnitor set forth in this Agreement (including without limitation the indemnity provided for in Paragraph 5 above) (a) are separate and distinct obligations from and in addition to Indemnitor’s obligations under the Loan Documents, (b) are not secured by the Security Instrument or other security documents securing the Loan and shall not be discharged or satisfied by foreclosure of the liens created by such Security Instrument or other security documents and (c) shall continue in effect after any transfer of the Real Property, including without limitation transfers pursuant to foreclosure proceedings (whether judicial or nonjudicial), or by deed in lieu of foreclosure.

Section 7.    As used in this Agreement, “Hazardous Substances” shall mean the following: asbestos, polychlorinated biphenyls and petroleum products and any chemical, substance or material defined, classified or designated as hazardous, toxic or radioactive, or any other similar term, by any of the Applicable Laws. It is the intent of Indemnitor that the term “Hazardous Substances” be construed in the broadest sense possible under this Agreement. As used in this Agreement, “Other Property” means any property which becomes contaminated with Hazardous Substances as a result of construction, operations or other activities on, or the contamination of, the Real Property. The term “Applicable Laws” as used in the Agreement shall include, without limitation, (a) The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by The Superfund Amendments, and Reauthorization Act, (b) The Resource Conservation Recovery Act, as amended by The Hazardous and Solid Waste Amendments of 1985, (c) any local, state or federal laws, rules, regulations or ordinances (whether in existence on the date of this Agreement or executed or promulgated after the date hereof) concerning’ the management, control, discharge, treatment, containment and/or removal of substances or materials that are or may become a threat to public health or the environment, or (d) any common law theory involving materials or substances which are (or are alleged to be) hazardous to human health or the environment. Nothing contained in this Agreement shall prohibit the presence on the Real Property of small quantities of ordinary office supplies, cleaning supplies, insecticides, pesticides, petroleum products and paint used in the operation and maintenance of the Real Property, provided that the same are used, stored, handled and disposed of ‘in accordance with Applicable Laws.

Section 8.    Indemnitor acknowledges and agrees that neither this Agreement nor any of the Loan Documents shall put Lender in the position of an owner of the Real Property prior to any acquisition of the Real Property by Lender. The rights granted Lender herein and in the Loan Documents are granted solely for the protection of Lender’s liens and security interests covering the Real Property, and do not grant to Lender the right to control Indemnitor’s actions, decisions or policies regarding Hazardous Substances.

Section 9.    This Agreement shall be binding upon, inure to the benefit of and be enforceable by Indemnitor and Lender, and their respective representatives, administrators, executors, successors and assigns, including, without limitation, any assignee or purchaser of all or any portion of Lender’s interest in the Loan or the Property.

Section 10.    If this Agreement is executed and entered into by more than one person or entity as “Indemnitor”, (a) each of such persons or entities shall be jointly and severally liable for each and all of the obligations of Indemnitor hereunder; (b) each Indemnitor agrees ‘that it shall have no right of contribution (including, without limitation, any rights of contribution under CERCLA) or subrogation against any other Indemnitor hereunder, unless and until all obligations of such Indemnitor have been satisfied; and (c) each Indemnitor further agrees that, to the extent that the waiver of its rights of subrogation and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation or contribution such Indemnitor may have shall be junior and subordinate to the rights of Lender against any Indemnitor hereunder.

Section 11.    Notwithstanding the provisions of any document or instrument (including, without limitation, the Loan Documents), none of the obligations of any of Indemnitor hereunder shall be in any way secured by the Security Instrument or any other document or instrument securing the Loan or the Loan Documents. Any termination of the lien of the Security Instrument shall not terminate or otherwise affect Indemnitor’s obligations hereunder and Indemnitor’s obligations hereunder shall survive (i) any foreclosure, deed in lieu of foreclosure or reconveyance of Security Instrument and (11) any sale or other transfer of the Property by either Indemnitor or Lender. The rights of Lender under this Agreement shall be in addition to any other rights and remedies of Lender against Indemnitor under any other document or instrument now or hereafter executed by Indemnitor, or at law or in equity (including, without limitation, any right or reimbursement or contribution pursuant to CERCLA), and shall not in any way be deemed a waiver of any of such rights. The obligations of Indemnitor under this Agreement shall be personal to each Indemnitor and their respective representatives, administrators, executors, successors and assigns, and shall not run, and shall not be deemed to run, with the land.

Section 12.    If any term or condition of this Agreement or any application thereof shall be invalid, illegal or unenforceable, the remainder of this Agreement and any other application of such term or condition shall not be affected thereby. No delay or omission in exercising any right hereunder shall operate as a waiver of such right or any other right. No failure or delay on the part of Lender to exercise any power, right or privilege under this Agreement shall impair any such power, right or privilege, or be construed to be a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No provision of this Agreement may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

Section 13.    In the event of any action or proceeding at law or in equity between any or all of the undersigned and any party who is entitled to enforce any of the provisions of this Agreement (including, without limitation, an action or proceeding between any party who is entitled to enforce any of the provisions of this Agreement and the trustee or debtor in possession while any such undersigned party is a debtor in a proceeding under the Bankruptcy Code (Title 11 of the United States Code or any successor statute to such Code)), to enforce or interpret any provision of this Agreement or to protect or establish any right or remedy hereunder, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including, without limitation, reasonable attorneys’ and paralegals’ fees and expenses and court costs incurred in such action or proceeding and in any post-judgment motion, contempt proceeding, discovery, bankruptcy action or appeal in Connection therewith, whether or not such action, proceeding, motion or appeal is prosecuted to judgment or other final determination, together with all costs of enforcement and/or collection of any judgment or other relief. The term “prevailing party”, shall include, without limitation, a party who obtains legal counsel or brings an action against the other by reason of the other’s breach or default and obtains substantially the relief sought, whether by compromise, settlement or judgment. If such prevailing party shall recover judgment in any such action, motion, proceeding or appeal, such costs, expenses and attorneys’ and paralegals’ fees and expenses and court costs shall be included in and shall be a part of such judgment, and any judgment or order entered in any such action, proceeding, motion or appeal shall contain a specific provision for the recovery of such fees, costs and expenses incurred in enforcing such judgment or order.

Section 14.    This Agreement shall be governed under the laws of the Commonwealth of Virginia, excluding its choice-of-law principles.

[REMAINDER OF PAGE INTENTIONALLY BLANK;
EXECUTION PAGE FOLLOWS]

IN WITNESS WHEREOF, Indemnitor has executed or has caused this Agreement to be executed by its duly authorized representatives as of the day and year first above written.

BORROWER:

REMODELERS CREDIT CORPORATION, a Delaware corporation

By:

Print:

Its:

GUARANTOR:

U.S. HOME SYSTEMS, INC., a Delaware corporation

By:

Print:

Its:

[EXECUTION PAGE OF ENVIRONMENTAL INDEMNITY
AGREEMENT REGARDING HAZARDOUS SUBSTANCES]

General Electric Capital Business
Asset Funding Corporation
Loan No.: 050-0010706-001

EXHIBIT A

1041-1043 Cannons Court, Woodbridge, Prince William County, Virginia)

Legal Description:

BEGINNING AT AN IRON PIPE FOUND IN THE NORTHERLY RIGHT-OF-WAY LINE OF HIGHAMS COURT (DEED BOOK 1176 PAGE 251) AND THE SOUTHWESTERLY PROPERTY CORNER OF THE NOW OR FORMERLY KENNETH MENTZER, TRUSTEE PROPERTY (DEED BOOK 1903 PAGE 1578); THENCE WITH THE NORTHERLY RIGHT-OF-WAY LINE OF HIGHAMS COURT, S 74°57’58” W, 74.99 FEET TO AN IRON PIPE SET; THENCE 22.73 FEET ALONG THE ARC OF A CURVE TO THE RIGHT, HAVING A RADIUS OF 25.00 FEET, WITH A CHORD BEARING AND DISTANCE OF N 78°59’25” W 21.95 FEET, RESPECTIVELY, TO AN IRON PIPE SET; THENCE 143.83 FEET ALONG THE ARC OF A CURVE TO THE LEFT, HAVING A RADIUS OF 58.00 FEET, WITH A CHORD BEARING AND DISTANCE OF S 56°00’35” W, 109.71 FEET, RESPECTIVELY, TO AN IRON PIPE FOUND; THENCE DEPARTING THE NORTHERLY RIGHT-OF-WAY LINE OF HIGHAMS COURT AND WITH THE NORTHERLY PROPERTY LINE OF THE NOW OR FORMERLY H.A. HIGHAM AND E.F. CANNON, TRUSTEE PROPERTY, S 74°57’58” W, 253.23 FEET TO AN IRON PIPE FOUND IN THE EASTERLY PROPERTY LINE OF THE NOW OR FORMERLY ARBAN AND CAROSI, INC. PROPERTY; THENCE WITH THE EASTERLY PROPERTY LINE OF ARBAN AND CAROSI PROPERTY, N 20°28’24” E, 654.66 FEET TO AN IRON PIPE SET; THENCE WITH THE SOUTHERLY PROPERTY LINE OF THE NOW OR FORMERLY LEWIS & ROSALIE F. LEIGH PROPERTY S 69°31’36” E, 97.48 FEET TO AN IRON PIPE FOUND; THENCE S 15°02’02” E, 38.31 FEET TO AN IRON PIPE FOUND; THENCE N 74°57’58” E, 80.00 FEET TO AN IRON PIPE FOUND IN THE NORTHERLY RIGHT-OF-WAY LINE OF CANNONS COURT (DEED BOOK 1176 PAGE 251); THENCE WITH THE NORTHERLY RIGHT-OF-WAY LINE OF CANNONS COURT, 51.70 FEET ALONG THE ARC OF A CURVE TO THE LEFT, HAVING A RADIUS OF 58.00 FEET, WITH A CHORD BEARING AND DISTANCE OF S 13°56’20” E, 50.01 FEET, RESPECTIVELY, TO AN IRON PIPE SET; THENCE DEPARTING THE NORTHERLY RIGHT-OF-WAY OF CANNONS COURT AND WITH THE NORTHERLY AND WESTERLY PROPERTY LINE OF THE NOW OR FORMERLY RICHARD H. SUNDERLIN, TRUSTEE PROPERTY S 74°57’58” W, 86.92 FEET TO AN IRON PIPE FOUND; THENCE S 15°02’02” E, 362.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 3.0896 ACRES OF LAND.

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